UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 8, 2017

INNODATA INC.

(Exact name of registrant as specified in its charter)

Delaware	0-22196	13-3475943
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

55 Challenger Road	07660
Ridgefield Park, NJ 07660	(Zip Code)
(Address of principal executive offices)

Registrant's telephone number, including area code (201) 371-8000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a)	Innodata Inc. (the “Company”) held its Annual Meeting of Stockholders on June 8, 2017. At the Annual Meeting of Stockholders the Company’s Stockholders (1) elected all seven of the Company’s nominees for director; (2) approved the appointment of CohnReznick LLP to serve as the Company’s independent auditors for the fiscal year ending December 31, 2017; (3) approved on an advisory basis the compensation of the Company’s named executive officers; and (4) approved on an advisory basis holding future advisory votes on the compensation of the Company’s named executive officers every one year.

(b)	The following matters set forth in the Company’s Proxy Statement dated April 26, 2017 were voted upon with the results indicated below:

Proposal #1- Election of Directors:

Name	For	Withheld	Broker Non-Votes
Jack S. Abuhoff	9,792,602	1,173,166	5,514,367
Haig S. Bagerdjian	7,648,604	3,317,164	5,514,367
Louise C. Forlenza	9,789,502	1,176,266	5,514,367
Stewart R. Massey	9,802,802	1,162,966	5,514,367
Michael J. Opat	10,050,787	914,981	5,514,367
Anthea C. Stratigos	9,794,602	1,171,166	5,514,367
Andargachew S. Zelleke	9,788,502	1,177,266	5,514,367

Proposal #2- Ratification of the selection and appointment of CohnReznick LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017:

For	Against	Abstain
15,867,580	601,221	11,334

Proposal #3- Approval, on an advisory basis, of the compensation of the Company’s named executive officers:

For	Against	Abstain	Broker Non-Votes
6,566,403	3,544,945	854,420	5,514,367

Proposal #4- Advisory vote on the frequency of holding future advisory votes on executive compensation:

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
9,296,428	87,036	1,339,602	242,702	5,514,367

(d)	Based on the results set forth in Proposal #4 above, which is consistent with the recommendation of the Company’s Board of Directors, the Board of Directors has determined that future advisory votes on the compensation of the Company’s named executive officers will take place on an annual basis until the next required vote on the frequency of shareholder votes on the compensation of the named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

INNODATA INC.

Date: June 12, 2017	By:	/s/ Amy R. Agress
Amy R. Agress
Senior Vice President and General Counsel